Aegis Cyber ID

coderebel

aegisIDENTITY

the identity software company

Presentation of Post-Merged Company


CYBER SECURITY

Proprietary and Confidential (March 28, 2016)

Aegis Cyber ID

Forward Looking Statements

This presentation contains forward-looking statements. All statements contained herein other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed herein may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements.

coderebel

aegisIDENTITY
the identity software company
www.aegisidentity.com | @aegisidentity

Aegis Cyber ID

Mission


Become the
Cyber Security Leader
in the
US Education Market
coderebel
aegisIDENTITY
the identity software company
www.aegisidentity.com | @aegisidentity

Aegis Cyber ID

The Growing Cyber Security Challenge


SPYWARE
UPDATE
VIRUS
Access
SPAM
SECURITY
HACKER
IDENTITY
PHISHING
FIREWALL
INTERNET
PASSWORD

Aegis Cyber ID

Strategic Competitive Advantages


SECURITY

Highly Skilled Cyber Security Management

✓Our team consists of experienced business and technology security professionals who have worked in many markets including commercial, education and government

Cyber Security Best in Class Solutions

✓The Company's Cyber Security solutions are reliable, proven and high performance identity and access management solutions that customers rely on today

Proven Education Expertise

✓The Company has expertise in the education market that is uniquely differentiated from all competitors.

✓We are experts in Identity and Access Management ("IAM")based solutions and today 100% focused on the education market

Aegis Cyber ID

Combined Strategic Advantages

aegisIDENTITY
the identity software company

Cyber Security for Education Market

- Identity/Password Management
- Access Management
- All deals require software, maintenance & professional services
- Many clients have a high MacOS population

Aegis Cyber ID

Combined Resources

- Shared back office, sales/marketing
- Single support services desk
- Inherent increase in margin
- Allows for increased expertise in both software and implementations



Secure ID & Access Management
Professional Services
Reduced Cost
Secure Remote Access

thinops RESOURCES

Professional Services

- Highly Experienced
- Consultants, Software Developers & Architects
- Skilled across most technology platforms

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iRAPP (Protocol)

- Secure Access
- Remote Viewing
- MAC/OS

Aegis Cyber ID

Aegis/Code Rebel Cyber Security Solutions

tridentHE™ — the identity solution for higher education

✓ IAM solution for multi-layered university online ecosystems. Supports hundreds of cross-functional applications and manages millions of student, family, faculty, alumni and employee digital identities

tridentK12™ — the identity solution for K-12 education

✓ IAM solution for multi-school K-12 District online ecosystems. Supports hundreds of cross-functional applications within multiple schools and manages millions of student, family, faculty, alumni and employee digital identities

eduzone

✓ Next-generation Ed-Tech K-12 technology platform for enabling data privacy, student achievement and educator effectiveness

tridentCLOUD™

✓ TridentCloud is a flexible and simple to implement software designed to provide IAM services to higher education and K-12 institutions from a cloud environment, which we refer to as identity as a service ("IDaaS")

iRAPP Cloud

✓ Secure device interoperability across multiple operating systems and platforms

Aegis Cyber ID

Cyber Security Market Overview



Growing Market

- ✓ Grand View Research estimates that the global cyber security Identity and Access Management market will account for $24.55 billion by 2022

Need for Identity and Cyber Security / Access Management

- ✓ Cyber security risk factors are increasing as Internet and mobile connectivity become the backbone of every educational institution. Managing identities and access is a key element of the cyber security marketplace.

Growing Provisioning Sector of the Cyber Market

- ✓ Provisioning – Providing Authentication, Authorization, Administration and Audits - is the key IAM function of our TridentHE, TridentK12 and Trident Cloud solutions. Automating user provisioning and reducing calls to the help desk improves IT efficiency and reduces risk.

Large Underserved Education Market Opportunity

- ✓ There are over 4,700 universities and colleges and over 13,800 K-12 school districts within the United States, collectively representing a market opportunity for the Company of >$4 billion

Aegis Cyber ID

Overview of Aegis Cyber ID Software

aegisIDENTITY the identity software company

- ✓ Aegis Identity Software ("AIS") was founded in August 2011 by experienced software industry executives to provide Cyber Security solutions for Identity and Access Management ("IAM") in the Education Market

7,500,000+
Identities Under Management

- ✓ Recognized by Gartner, a leading market research firm, as one of the leading Cyber Security solution providers to the Higher Ed Market with over 7,500,000 Identities securely managed that includes students/families, faculty, alumni, and employees

$6B+
Cyber Security Market

- ✓ Cyber Security in the education market is undergoing robust growth. There are over 4,700 universities and colleges and over 13,800 K-12 school districts within the United States seeking solutions

~$4B+
Addressable Market

- ✓ AIS has identified $2.3B worth of opportunities in the EdTech sector from both universities and K-12 schools for its Cyber Security Identity & Access Management based solutions

Aegis Cyber ID

Customers

AIS has a **99% retention rate** with its customers, who consist of major universities and school systems

- ✓ During AIS's first 36 months of operations, AIS secured over 40 major universities and K-12 school districts
- ✓ Many of the contracts were awarded through an RFP process (in competition with other major IAM solution providers)
- ✓ The Company now has a meaningful critical mass from, which it plans to rapidly grow from its current $500k+ new accounts and backlogs to scale fast in the marketplace

Oregon · Hawai'i Pacific University · Queen's University · Wake Forest University · St. Edward's University · Colorado School of Mines · New Jersey Institute of Technology · Radford University · Washington College · The Rockefeller University · California State Polytechnic University Pomona · Southern Illinois University Carbondale · California State University San Bernardino · Colorado State University Pueblo · West Virginia University

Aegis Cyber ID

Revenue Model – Contract Pipeline

I. Software Licensing	II. Professional Services	III. Annual Maintenance Contract
$75,000 - $125,000 per customer	$50,000 - $150,000 per customer	$15,000 - $25,000 per customer
✓ Upfront software license fee upon installation and configuration of system ✓ Customer pricing ranges based on the number of applications licensed	✓ AIS charges a premium for professional services, including custom engineering and development work.	✓ AIS charges an annual maintenance fee of approximately 20% of the original license fee

Pipeline

Q1-2/2016 - includes several Universities that are in the process of implementing AIS Trident HE

Hillsborough County Public Schools	Radford University	Lane Community College				Chicago State University	Columbia College
$68,000	$60,000	$55,000	$111,000	$105,000	$66,000	$90,000	$55,000

Q1-2/2016 Highly Qualified Sales Prospects – includes both committed orders and contracts in the procurement cycle

SFCC	Northeast Community College	Virginia State University	University of Louisiana Lafayette	Louisiana Tech University	Metropolitan State University of Denver	Whitman College
$60,000	$40,000	$98,000	$99,000	$99,000	$102,000	$75,000

Aegis Cyber ID

Key Initiatives

Initiative #1 – *Sales Acceleration*

Territory

- ✓ Sales Management - Turnover & Upgrade
- ✓ Geographical Expansion – East, West & Central Offices
- ✓ Scale Fast Sales Strategy

Verticals

- ✓ Hispanic Serving Institution Focus
- ✓ Community College Systems
- ✓ Closely aligned associations of Universities

Initiative #2 – *Delivery Acceleration*

- ✓ Decrease the delivery window from 6 – 9 months to 3 – 6 months
- ✓ Enhance strategic relationship with Aujas Professional Services – onsite presence at AIS / Denver
- ✓ Build out AIS Project Management and Support Infrastructure

Initiative # 3 – *Acquisition Strategy*

- ✓ Prepare for opportunity to acquire accretive revenue in EdTech
- ✓ Potential to acquire an incumbent customer base in EdTech
- ✓ Potential to make a defensive competitor acquisition in EdTech

Initiative # 4 – *Cloud Solution Delivery*

tridentCLOUD™

the cloud identity solution for education from Aegis Identity Software

Aegis Cyber ID

Leadership

	Title	Experience	Description
 **Ralph Armijo**	Chairman of the Board	30+ years	✓ EY Rocky Mountain Region Entrepreneur of the Year in Technology Services (2001) ✓ Founder DriveOff.com – sold to Microsoft (2000) ✓ Chairman Navidec – IPO (1997) ✓ Prior senior roles at IBM, Tektronix, YourAutoChoice.com
 **Robert Lamvik**	President, Chief Executive Officer and Director	30+ years	✓ Executive role at Santa Cruz Operation – IPO ✓ Officer NASD:EMBT (Embarcadero Technologies) and asknet.de ✓ Senior roles at Sun Microsystems ✓ BS Oregon State University
 **Hadley Evans, Jr.**	CFO	20+ years	✓ Previous CFO for CMS Facilities Maintenance ✓ Senior roles at Hailu Consulting, TIAA-CREF, Telwares, AT&T, General Electric ✓ MS Accounting Colorado Technical University
 **Arben Kryeziu**	Exec. VP Strategic Development	10+ years	✓ Chief architect and senior strategist ✓ Ability to seamlessly connect multiple project facets of technology, marketing, business strategy, branding and design to deliver a quick path to success.

Aegis Cyber ID

Board of Directors

	Title	Experience	Description
Graham Forman	Director	10+ years	✓ Since 2013, Managing Director/Founder of Edovate Capital, a seed and early stage venture capital company that invests in innovative education companies ✓ Senior roles at Netchemia, YearMovie, and eCivis
Jeeva Ratnathicam	Director	10+ years	✓ Since 2013, Vice President of Finance for TeleTech Holdings, Inc., ✓ Senior Roles at Global Technology Resources, Inc., Fetch Technologies, and Aramark ✓ Founder/Principal at RJ Support Services
John Vasquez	Director	10+ years	✓ Chairman and Co-founder of Newport Capital Bancorp, LLC ✓ Senior roles at Newport Capital Asset Management, Newport Capital Holdings, AXA Financial-Donaldson, Lufkin & Jenrette
Timothy Cherotti	Director	10+ years	✓ Founder of Construction Labor Contractors (CLC). CLC has created over 5,000 jobs, continues to maintain a list of over 6,000 clients and generated revenues of $120M in 2015 ✓ Founder of Alltech Electric; Horizon HR - human resources company; Cherotti Enterprises - real estate holding company; and Bridgeware Systems, Inc. - staffing software program.

Aegis Cyber ID

Aegis/Code Rebel Key Success Factors

Experienced Management

✓ Our executives have proven business, technology and management expertise to deliver the required growth and performance that is needed

Significant Market Need

✓ The Cyber Security market is exponentially growing given the increased threats and risks that require identity and access management based solutions

Market Leadership and Credibility

✓ Based on marketplace validation and experience we believe that the company can achieve its growth forecasts and expand its leadership in the Cyber Security Education market

Proven Solutions

✓ The Aegis Cyber Security Solutions have been validated at many leading institutions with millions of identities under management and are reliably depended upon by a growing customer base